SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 22, 1994



                   ONE VALLEY BANCORP OF WEST VIRGINIA, INC.
            (Exact name of registrant as specified in its charter)


         West Virginia             0-10042                    55-0609408
 (State or other jurisdiction   (Commission               (I.R.S. Employer
 of incorporation)               File Number)             Identification No.)


              One Valley Square, Charleston, West Virginia  25326
                   (Address of principal executive offices)
                                  (Zip Code)


                                (304) 348-7000
             (Registrant's telephone number, including area code)


                                Not applicable                 _
     (Former name, address, and fiscal year, if changed since last report)

                  One Valley Bancorp of West Virginia, Inc.

Item 5.	  Other Events

At the close of business on January 28, 1994, One Valley Bancorp of West Virginia, Inc. ("One Valley") merged with Mountaineer Bankshares of W. Va., Inc. ("Mountaineer") in a transaction accounted for as a pooling-of-interests. One Valley issued 4,350,000 shares of its common stock for all the outstanding shares of common stock of Mountaineer.

As required by the rules of the Securities and Exchange Commission for pooling-of-interests accounting treatment, the affiliates of both One Valley and Mountaineer are subject to limitations in the reduction of their investment risk with respect to One Valley common stock until after the publication of the results of operations of the combined entities covering at least 30 days. Filing of this form 8-K is intended to constitute such publication. The financial information included herein contains 62 days of combined operations, from, January 29, 1994 through March 31, 1994. Prior periods have also been restated to include the accounts of Mountaineer.

_
_
_ONE VALLEY BANCORP OF WEST VIRGINIA AND SUBSIDIARIES
_CONSOLIDATED BALANCE SHEETS
_(Unaudited in thousands)
_

                                      Mar. 31    Dec. 31     Mar. 31
                                       1994       1993        1993
_
    Assets
     Cash and due from banks         $133,732    $141,195   $135,825
     Interest-bearing deposits
      with other banks                  3,880       8,028      6,833
     Federal funds sold                38,359      31,145    145,427
_                                  ----------- ---------- ----------
      Cash and cash equivalents       175,971     180,368    288,085
     Securities
      Available-for-Sale              589,258           0          0
      Held-for-Investment (Est.
       fair value, Mar. 31, 1994 -
       $457,032; Dec. 31, 1993 -
       $1,081,742; Mar. 31, 1993 -
       $1,078,683)                    459,916   1,060,036  1,048,896
     Loans
      Total loans                   2,173,686   2,169,372  1,999,455
      Less: allowance for loan
       losses                          37,111      36,484     36,368
_                                  ----------- ---------- ----------
       Net loans                    2,136,575   2,132,888  1,963,087
     Bank premises & equip, net        82,317      80,233     80,382
     Other assets                      56,274      59,350     61,698
_                                  ----------- ---------- ----------
        Total assets               $3,500,311  $3,512,875 $3,442,148
_                                  =========== ========== ==========

    Liabilities and Shareholders' Equity
     Deposits
      Non-interest bearing           $434,096    $412,317   $386,374
      Interest bearing              2,532,265   2,524,418  2,496,653
_                                  ----------- ---------- ----------
       Total deposits               2,966,361   2,936,735  2,883,027
     Short-term borrowings
      Federal funds purchased           9,306      14,012     21,564
      Repurchase agreements and
       other borrowings               163,206     204,408    175,759
 _                                  ----------- ---------- ----------

      Total short-term borrowings     172,512     218,420    197,323

     Long-term borrowings              18,883      22,788     40,051
     Other liabilities                 30,351      29,749     34,100
_                                  ----------- ---------- ----------
        Total liabilities           3,188,107   3,207,692  3,154,501
     Shareholders' equity
      Preferred stock-$10 par value;
       1,000,000 shares authorized
       but none issued
      Common Stock-$10 par value;
       40,000,000 shares authorized,
       issued 17,525,688 shares at
       Mar. 31, 1994; 17,516,795
       shares at Dec. 31, 1993; and
       17,506,045 shares at
       Mar. 31, 1993                  175,257     175,168    175,060
      Capital surplus                  25,880      25,830     25,804
      Retained earnings               114,350     107,314     89,912
      Unrealized (losses) on
       securities available-for-sale,
       net of deferred taxes             (154)          0          0
      Treasury stock-270,000 shares
       at Mar. 31, 1994,
       December 31, 1993 and
       Mar. 31, 1993, at cost          (3,129)     (3,129)    (3,129)
_                                  ----------- ---------- ----------
        Total shareholders' equity    312,204     305,183    287,647
         Total liabilities and
_                                  ----------- ---------- ----------
          shareholders' equity     $3,500,311  $3,512,875 $3,442,148
_                                  =========== ========== ==========

_
_
_ONE VALLEY BANCORP OF WEST VIRGINIA AND SUBSIDIARIES
_CONSOLIDATED STATEMENTS OF INCOME
_(Unaudited in thousands, except per share data)
_

                                              For the Three Months
                                                 Ended Mar. 31
                                                1994        1993
_
    Interest income
     Interest and fees on loans
      Taxable                                     $44,371    $43,983
      Tax-exempt                                      572        467
_                                                 --------   --------
       Total                                       44,943     44,450
     Interest on investment securities
      Taxable                                      12,683     14,344
      Tax-exempt                                    2,156      1,471
_                                                 --------   --------
       Total                                       14,839     15,815
     Other interest income                            344        960
_                                                 --------   --------
       Total interest income                       60,126     61,225
    Interest expense
     Deposits                                      20,717     23,633
     Short-term borrowings                          1,389      1,537
     Long-term borrowings                             245        585
_                                                 --------   --------
       Total interest expense                      22,351     25,755
_                                                 --------   --------
    Net interest income                            37,775     35,470
    Provision for loan losses                       1,179      1,551
_                                                 --------   --------
    Net interest income after provision
     for loan losses                               36,596     33,919
    Other income
     Trust Department income                        2,012      1,745
     Service charges on deposit accounts            2,609      2,586
     Real estate loan processing and
      servicing fees                                1,418      2,146
     Other service charges and fees                 1,150        660
     Other operating income                         1,710      2,591
     Securities transactions                          197          0
_                                                 --------   --------
      Total other income                            9,096      9,728
    Other expenses
     Salaries and employee benefits                15,928     15,617
     Occupancy expense - net                        1,561      1,427
     Equipment expenses                             2,058      2,640
     Federal Deposit Insurance                      1,661      1,630
     Outside data processing                          908        472
     Other operating expenses                       7,488      7,544
_                                                 --------   --------
      Total other expenses                         29,604     29,330
_                                                 --------   --------
    Income before taxes                            16,088     14,317
    Applicable income taxes                         5,257      4,479
_                                                 --------   --------
    Net income                                    $10,831     $9,838
_                                                 ========   ========
    Net income per common share                     $0.63      $0.57
_                                                 ========   ========
    Based on average shares outstanding of         17,250     17,228

_
_
_
_ONE VALLEY BANCORP OF WEST VIRGINIA AND SUBSIDIARIES
_CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
_(Unaudited in thousands)
_
_                                                                                    Unrealized
_                                                                                   Gain (Loss)
_                                                                                  on Securities
_                                       Common    Capital    Retained    Treasury    Available
_                                        Stock    Surplus    Earnings      Stock      For Sale
_
_Balance December 31, 1993             $175,168   $25,830    $107,314     $(3,129)    $      0
 Effect of adopting FAS 115                                                              4,765
_Three Months Ended March 31, 1994
_  Net Income                                                  10,831
_  Cash Dividends ($.22 per share)                             (3,795)
   Change in Fair Value of
    Securities Available for Sale,
    net of deferred taxes                                                               (4,919)
_  Stock Options Exercised                   89        50
_                                      --------   -------    --------      -------     --------
_Balance March 31, 1994                $175,257   $25,880    $114,350     $(3,129)    $   (154)
_                                      ========   =======    ========      =======    ========
_
_Balance December 31, 1992             $174,935   $25,352    $ 83,380     $(3,129)    $
_Nine Months Ended March 31, 1993
_  Net Income                                                   9,838
_  Cash Dividends ($.20 per share)                             (3,306)
_  Stock Options Exercised                  125       452
_                                      --------   -------    --------      -------    --------
_Balance March 31, 1993                $175,060   $25,804    $ 89,912     $(3,129)    $      0
_                                      ========   =======    ========      =======    ========
_
_


One Valley Bancorp of West Virginia, Inc.
Notes to Consolidated Financial Statements
For the Quarter Ended March 31, 1994 and March 31, 1993

Note A.	Basis of Presentation

The accounting and reporting policies of One Valley conform to generally accepted accounting principles and practices in the banking industry. All significant intercompany accounts and transactions have been eliminated in consolidation. The interim financial information included in this report is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of the results of the interim periods have been made. Operating results for the three month period ended March 31, 1994 are not necessarily indicative of the results that may be expected for the year ending December 31, 1994. These notes are presented in conjunction with the Notes to the Consolidated Financial Statements included in the Annual Report of One Valley.

Note B.	Accounting Change

Effective January 1, 1994, One Valley adopted the provisions of FASB Statement 115, "Accounting for Certain Investments in Debt and Equity Securities." In accordance with the provisions of the Statement, One Valley reevaluated its classification of securities and assigned a portion of its securities investment as available-for-sale. Securities designated available-for-sale are presented at fair value. The corresponding unrealized gain or loss on these securities due to any difference between historical cost and current fair value is presented as component of Shareholders' Equity, net of deferred taxes. Securities designated as available for sale at December 31, 1993, approximated $632,380. The effect of adopting this Statement was to increase the opening balance of shareholders' equity at January 1, 1994 by $4,765, which was the unrealized gain on securities available-for-sale of $7,942, net of $3,177 in deferred income taxes. At March 31, 1994, securities available-for-sale had an historical cost of $589,516, with an unrealized loss of approximately $258, which decreased shareholders' equity by $154, net of $104 in deferred income taxes.

Note C.	Mergers

On January 29, 1994, One Valley acquired all of the outstanding stock of Mountaineer in exchange for 4,350,000 shares of One Valley common stock. This combination was accounted for as a pooling-of-interests. Accordingly, all prior period financial information has been restated to reflect the merging of the two companies as though they had always been combined.

_


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     One Valley Bancorp of West Virginia, Inc.

DATE   April 22, 1994

                                     BY  /S/ Laurance G. Jones
                                         Laurance G. Jones
                                         Chief Financial Officer